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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2003



                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)





        CAYMAN ISLANDS                           0-13857                             98-0366361
(State or other jurisdiction of         (Commission file number)      (I.R.S. employer identification number)
incorporation or organization)



  13135 SOUTH DAIRY ASHFORD, SUITE 800
           SUGAR LAND, TEXAS                                                           77478
(Address of principal executive offices)                                             (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100



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                                                                        FORM 8-K


ITEM 5.  OTHER EVENTS.

         Noble Corporation (the "Company") announced today the addition of Mary
P. Ricciardello to its Board of Directors. Attached hereto as Exhibit 99.1 is a press release issued by the Company on October 27, 2003, which press release is hereby incorporated by reference


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1 Noble Corporation Press Release dated October 27, 2003, announcing the addition of Mary P. Ricciardello to its Board of Directors.


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                                                                        FORM 8-K


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    NOBLE CORPORATION



Date: October 27, 2003              By: /s/ MARK A. JACKSON
                                       -----------------------------------------
                                       Mark A. Jackson,
                                       Senior Vice President-Finance, Chief
                                       Financial Officer, Treasurer, Controller
                                       and Assistant Secretary


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                                                                        FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.           Description
-----------           -----------

Exhibit 99.1 Noble Corporation Press Release dated October 27, 2003, announcing the addition of Mary P. Ricciardello to its Board of Directors.


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